Exhibit 99.2

Exhibit 99.2

Financial Results

Fourth Quarter & Fiscal Year 2012

Forward-Looking Statements

This presentation contains “forward-looking statements” concerning First BanCorp’s (the “Corporation”) future economic performance. The words or phrases “would be,” “will allow,” “intends to,” “will likely result,” “are expected to,” “expect,” “anticipate,” “look forward,” “should,” “believes” and similar expressions are meant to identify “forward-looking statements” within the meaning of Section 27A of the Private Securities Litigation Reform Act of 1995, and are subject to the safe harbor created by such section. The Corporation wishes to caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and to advise readers that various factors, including, but not limited to, uncertainty about whether the Corporation and FirstBank Puerto Rico (“FirstBank” or “the Bank”) will be able to fully comply with the written agreement dated June 3, 2010 that the Corporation entered into with the Federal Reserve Bank of New York (the “FED”) and the order dated June 2, 2010 (the “Order”)that FirstBank entered into with the FDIC and the Office of the Commissioner of Financial Institutions of Puerto Rico that, among other things, require FirstBank to maintain certain capital levels and reduce its special mention, classified, delinquent and non-performing assets; the risk of being subject to possible additional regulatory actions; uncertainty as to the availability of certain funding sources, such as retail brokered CDs; the Corporation’s reliance on brokered CDs and its ability to obtain, on a periodic basis, approval from the FDIC to issue brokered CDs to fund operations and provide liquidity in accordance with the terms of the Order; the risk of not being able to fulfill the Corporation’s cash obligations or resume paying dividends to the Corporation’s stockholders in the future due to the Corporation’s inability to receive approval from the FED to receive dividends from FirstBank or FirstBank’s failure to generate sufficient cash flow to make a dividend payment to the Corporation; the strength or weakness of the real estate markets and of the consumer and commercial credit sectors and their impact on the credit quality of the Corporation’s loans and other assets, including the Corporation’s construction and commercial real estate loan portfolios, which have contributed and may continue to contribute to, among other things, the high levelsof non-performing assets, charge-offsand theprovision expense and may subject the Corporation to further risk from loan defaultsand foreclosures; adverse changes in general economic conditions in the United States and in Puerto Rico, including the interest rate scenario, market liquidity, housing absorption rates, real estate prices and disruptions in the U.S. capital markets, which may reduce interest margins, impact funding sources and affect demand for all of the Corporation’s products and services and the value of the Corporation’s assets; an adverse change in the Corporation’s ability to attract new clients and retain existing ones; a decrease in demand for the Corporation’s products and services and lower revenues and earnings because of the continued recession in Puerto Rico and the current fiscal problems and budget deficit of the Puerto Rico government; uncertainty about regulatory and legislative changes for financial services companies in Puerto Rico, the United States and the U.S. and British Virgin Islands, which could affect the Corporation’s financial performance and could cause the Corporation’s actual results for future periods to differ materially from prior results and anticipated or projected results; uncertainty about the effectiveness of the various actions undertaken to stimulate the United States economy and stabilize the United States financial markets, and the impact such actions may have on the Corporation’s business, financial condition and results of operations; changes in the fiscal and monetary policies and regulations of the federal government, including those determined by the Federal Reserve System, the FDIC, government-sponsored housing agencies and regulators in Puerto Rico and the U.S. and British Virgin Islands; the risk of possible failure or circumvention of controls and procedures and the risk that the Corporation’s risk management policies may not be adequate; the risk that the FDIC may further increase the deposit insurance premium and/or require special assessments to replenish its insurance fund, causing an additional increase in the Corporation’s non-interest expense; risks of not being able to recover the assets pledged to Lehman Brothers Special Financing, Inc.; the impact on the Corporation’s results of operations and financial condition associated with acquisitions and dispositions; a need to recognize additional impairments on financial instruments or goodwill relating to acquisitions; risks that downgrades in the credit ratings of the Corporation’s long-term senior debt will adversely affect the Corporation’s ability to access necessary external funds; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on the Corporation’s businesses, business practices and cost of operations; and general competitive factors and industry consolidation. The Corporation does not undertake, and specifically disclaims any obligation, to update any “forward-looking statements” to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by the federal securities laws. Investors should refer to the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2011 for a discussion of such factors and certain risks and uncertainties to which the Corporation is subject.

Agenda

Fourth Quarter and Fiscal Year 2012 Highlights: Aurelio Alemán, President & Chief Executive Officer Fourth Quarter and Fiscal Year 2012 Results of Operations: Orlando Berges, Executive Vice President & Chief Financial Officer

Summary

Questions & Answers

FOURTH QUARTER &

FISCAL YEAR 2012

Highlights

Fourth Quarter 2012 Highlights: CORE FRANCHISE STRONG

Effectively executing strategic plan:

Net income $14.5 million; diluted EPS $0.07

Pre-tax pre-provision income $54.5 million in Q4 2012 an increase of:

$3.1 million from Q3 2012; and

Profitability

$26.0 million, or 91% increase, from Q4 2011

Net interest margin:

3.90% compared to 3.98% in Q3 2012 driven by higher average cash balances at the Fed

NPAs decreased for the 11th consecutive quarter

Asset Quality NPLs down $30 million from Q3 2012; NPLs/Loans 9.44%

NPAs down $21 million from Q3 2012; NPAs/Assets 9.45%

Q4 2012 non-brokered deposits, excluding public deposits, increased $152 million Core Deposits compared to Q3 2012

Brokered CDs have declined by $34 million compared to Q3 2012

Capital position remains strong:

Risk Based Capital Ratio 17.8% up from 17.5% in Q3 2012 Capital ‒ Tier 1 Ratio 16.5% up from 16.2% in Q3 2012

Leverage Ratio 12.6% down from 12.7% in Q3 2012

Tangible Common Equity Ratio 10.44% up from 10.39% in Q3 2012

Select Financial Data: 2012 VS. 2011 FINANCIAL HIGHLIGHTS

($ in millions; except per share data)

FY 2012 FY 2011 Variance

Net income (loss) $ 29.8 $ (82.2) 136%

Adjusted Pre-tax, pre-provision income $ 178.5 $ 129.5 38%

Net Interest Margin (GAAP) 3.63% 2.82% 29%

Nonperforming Loans $ 976 $ 1,138 (14%)

Nonperforming Assets $ 1,238 $ 1,337 (7%)

Non-interest bearing deposits $ 837 $ 706 19%

Brokered CDs $ 3,375 $ 3,732 (10%)

Total Capital Ratio 17.8% 17.1% 4%

Tier 1 Capital Ratio 16.5% 15.8% 4%

Leverage Ratio 12.6% 11.9% 6%

Tier 1 Common Ratio 13.6% 13.0% 5%

Tangible Common Ratio 10.4% 10.3% 2%

Book value per share $ 6.89 $ 6.73 2%

Tangible book value per share $ 6.59 $ 6.54 1%

Common stock price $ 4.58 $ 3.96 16%

1First BanCorp

Fourth Quarter 2012 Highlights: LOAN PORTFOLIO

($ in millions)

Loan Portfolio



$11,250
$10,000
$8,750
$7,500
$6,250
$5,000
$3,750
$2,500
$1,250
$0
$10,575
16
1,565
4,131
428
1,562
2,874
$10,340
44
1,501
4,044
399
1,553
2,799
$10,357
60
1,479
3,738
365
1,950
2,764
$10,257
64
1,459
3,628
353
1,986
2,767
$10,139
85
1,495
3,437
362
2,013
2,747
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012

Loan Originations*



$1,050
$875
$700
$525
$350
$175
$-
$691
2
352
14
163
160
$569
7
230
10
160
162
$838
10
381
16
237
194
$755
9
243
12
304
187
$914
4
353
39
305
214
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
Loans Held for Sale
Commercial Mortgage
Commercial and Industrial
Construction
Consumer & Finance Leases
Residential Mortgage

Continued focus on originations that meet risk appetite and pricing targets to optimize the portfolio:

- ✓ Size of the portfolio should remain constant.
- ✓ Continued focus on NPL reduction strategies while selectively replacing with performing loans.
- ✓ Continued focus on increasing Consumer and Residential Mortgage market share & optimizing our Commercial portfolio.

Strong Origination activity* in Q4:

- C&I loan activity increased $110 million due to draws and renewals;
- Residential mortgages increased $27 million;
- Consumer loans $305 million:
  - Auto loans $150 million
  - Personal loans $57 million
  - Credit card utilization activity of $98 million

* Originations including refinancings and draws from existing revolving and non-revolving commitments

7

Fourth Quarter Highlights: DEPOSIT MIX

($ in millions)

Deposits, Net of Brokered CDs Total Deposit Composition

$6,286 $6,434 $6,488 $6,490 $6,176 $7,000 487 584 679 529 481 $6,000 $5,000 2,054 2,065 2,056 2,077 2,126

$4,000

963 959 1,005 1,108 $3,000 915 $2,000

2,654 2,782 2,827 2,748 2,776 $1,000

$- Q4 2011 Q1 2012 Q2 2012 Q3 2012 Q4 2012

Retail Commercial CDs & IRAs Public Funds

Brokered CDs 34%

Interest Bearing 57%

Non-interest Bearing 9%

Continued focus on deposit growth strategy; deposits (net of brokered CDs) grew $2.0 million; excluding public funds, deposits grew $151.5 million. We achieved this while reducing the cost of deposits net of brokered from 0.91% to 0.88%.

Continued focus on cross-selling opportunities.

Reduced reliance on brokered deposits:

- 34% of deposits are brokered CDs, a decline of $34 million compared to Q3 2012;

- Brokered CDs declined $357 million, or 10%, from Q4 2011 to Q4 2012 8

FOURTH QUARTER & FISCAL YEAR 2012

Results of Operations

Results of Operations: FOURTH QUARTER 2012 FINANCIAL HIGHLIGHTS

($ in thousands, except per share data)

Q4 2012 Q3 2012 Variance

Interest income $ 165,054 $ 166,964 $ (1,910)

Interest expense 39,423 41,461 (2,038)

Net interest income 125,631 125,503 128

Provision for loan and lease losses 30,466 28,952 1,513

Non-interest income 20,098 17,326 2,772

Equity in losses of unconsolidated entities (8,330) (2,199) (6,130)

Total non-interest income 11,768 15,126 (3,358)

Personnel expense 31,840 31,058 782

Occupancy and equipment expense 14,972 15,208 (236)

Insurance and supervisory fees 13,263 13,023 240

REO expense 6,201 8,686 (2,485)

Other operating expenses 24,628 23,870 758

Pre-tax income (loss) 16,030 19,834 (3,804)

Income tax expense 1,493 761 731

Net income (loss) $ 14,538 $ 19,072 $ (4,535)

Select Financial Information

Adjusted Pre-tax, pre-provision income $ 54,461 $ 51,362 $ 3,099

Fully diluted EPS $ 0.07 $ 0.09 $ (0.02)

Book value per share $ 6.89 $ 6.89 $ 0.00

Tangible book value per share $ 6.60 $ 6.59 $ 0.01

Common stock price $ 4.58 $ 4.42 $ 0.16

Net Interest Margin (GAAP) 3.90% 3.98% (0.08%)

Efficiency ratio 66.2% 65.3% 0.9%

Results of Operations: REVENUE GROWTH & MARGIN

Net interest income remained relatively flat compared to Q3 2011.

Average loan balances declined by $98 million during Q4 resulting in a $2.8 million variance in net interest income.

A reduction of 10 basis points in funding costs was a positive contributor to the margin.

Excess cash held at the Fed was the largest contributing factor to the 8 basis point decline in the margin.

Non interest income* increased $2.8 million, or 16%, in Q4 2012.

Non Interest Income *

$150.0 Net Interest Income

NIM (GAAP) 17.3 20.1

$125.0

16.5

14.7

13.0

$100.0

3.98 3.90

3.46

$75.0 3.20

2.94

125.5 125.6

108.7

$50.0 98.5 101.9

$25.0

$-

Q4 11 Q1 12 Q2 12 Q3 12 Q4 12

Results

of

Operations:

COST

OF

FUNDS

Cost of total deposits net of brokered decreased to 0.88% from 0.91% in Q3 2012.

The average rate paid on non-brokered deposits, including interest-bearing checking accounts, savings and retail CDs, declined by 2 basis points to 1.01% during the fourth quarter.

The average cost of brokered deposits decreased 21 basis points.

Further reductions in interest expense and the average cost of funds could be realized during 2013, as maturing brokered CDs and advances are renewed at lower current rates.

$2.2 billion of brokered CDs at an average cost of 1.66% mature in the next twelve months.

(Renewals at current rates range between 75 and 125 basis points).

1.50% 1.39%

1.25%

1.13%

1.23% 1.03% 1.01%

1.00% 1.11%

0.99%

0.91% 0.88%

0.50%

4Q 2011 1Q 2012 2Q 2012 2Q 2012 2Q 2012

Interest Bearing Deposits, Net of Brokered CDs

Total Deposits, Net of Brokered CDs

Results of Operations: FISCAL 2012 FINANCIAL HIGHLIGHTS

($ in thousands, except per share data)

FY 2012 FY 2011 Variance

Interest income $ 637,777 $ 659,615 $ (21,838)

Interest expense 176,072 266,103 (90,031)

Net interest income 461,705 393,512 68,193

Provision for loan and lease losses 120,499 236,349 (115,850)

Other service charges 5,335 6,775 (1,440)

Service charges on deposit accounts 12,982 12,472 510

Mortgage banking activities 19,960 23,320 (3,360)

Net (loss) gain on investments and impairments (1,966) 51,825 (53,791)

Loss on early extinguishment of borrowings - (10,835) 10,835

Equity in (losses) earnings of unconsol. entities (19,256) (4,227) (15,029)

Other non-interest income 32,336 28,651 3,685

Total non-interest income 49,392 107,981 (58,589)

Personnel expense 125,610 118,475 7,135

Occupancy and equipment expense 61,037 61,924 (887)

Insurance and supervisory fees 52,596 57,923 (5,327)

REO expense 25,116 25,025 91

Otherhe operatingpe ng expensespens 90,523 74,707 15,816

Total non-interest expense 354,882 338,054 16,828

Pre-tax income (loss) 35,717 (72,910) 108,627

Income tax expense 5,932 9,322 (3,390)

Net income (loss) $ 29,786 $ (82,232) $ 112,018

1First BanCorp

Results of Operations: ASSET QUALITY

($ in millions)



Non-performing Assets
Loans Held for Sale
Repossessed Assets & Other
Non-performing Loans
$1,800
$-
1,790
1,701
1,669
1,562
1,410
1,390
1,377
1,337
1,332
1,308
1,259
1,238
1,639
976
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12

	Q3 12	Q4 12	$ Δ	% Δ
Residential	$ 321	$ 314	$ (7)	(2%)
Consumer	36	39	3	8%
C&I and CRE	462	445	(17)	(4%)
Construction	189	178	(11)	(6%)
Loans HFS	-	2	2	
NPLs	1,008	978	(30)	(3%)
Repossessed Assets	187	196	9	5%
Other	65	65	-	0%
NPAs	$ 1,259	$ 1,238	$ (21)	(2%)

- Reduced NPLs by 40% since peak in 1Q 2010; Stabilized migration to NPL.
- OREO increased $9MM mainly due to foreclosed residential and commercial properties as a result of Special Asset Group's (SAG) workout / legal strategies.
- Commercial NPLs are being carried at 56% of unpaid principal balance, net of specific reserves.
- Heightened focus on opportunistic loan sales, organic workouts, and OREO disposition through Special Assets Group

Commercial Non-performing Loans[1]

	Book Value	Accumulated Charge-offs	Reserves	Net Carrying Amount[2]
C & I	$239.4	$84.9	$65.5	53.6%
Construction	178.2	130.2	34.4	46.6%
CRE	205.4	16.1	42.0	73.8%
Total	**$623.1**	**$231.2**	**$141.9**	**56.3%**

1 As of December 31, 2012
2 Net Carrying Amount = % of unpaid principal balance net of reserves and accumulated charge-offs

14

Results of Operations: NET CHARGE-OFFS & ALLOWANCE COVERAGE

($ in millions)

($ in millions)

Net Charge-offs ALLL & Coverage Ratios

$600 6.0%

$70 Construction

CommercialMortgage $494 $484

C&I $457 $446

$60 Consumer $435

19

Residential 4.68% 4.70%

$400 4.44% 4.37% 4.33% 4.0%

$50

15

14

$40 15 2

8 6

6 $200 2.55% 2.0%

$30 4 5 2.03%

17 8 13 1.78% 1.58% 1.59%

13 12

$20 8

8 $- 0.0%

9 8

$10 Q4 11 Q1 12 Q2 12 Q3 12 Q4 12

14

9 6 7 10

$- ALLL ALLL to Loans NCOs to Average Loans *

Q4 11 Q1 12 Q2 12 Q3 12 Q4 12

Total net charge-offs for Q4 2012 were $40.6

Allowance coverage ratio of 4.33% million or 1.59% of average loans on an annualized basis, flat compared to Q3 2012.

15

* Annualized

Results of Operations: CAPITAL POSITION

The Corporation’s total stockholders’ equity amounted to $1.49 billion as of December 31, 2012, an increase of $0.9 million from September 30, 2012, driven by the net income of $14.5 million partially offset by a decrease in other comprehensive income due to lower unrealized gains on available fo or sale securities.

The capital levels continue to be strong as First BanCorp executes on its strategic plan.

Capital Ratios

20.0% 17.5% 15.0% 12.5% 10.0% 7.5%

17.5% 17.8%

17.1% Total Capital Ratio

16.2% 16.5%

15.8% Tier 1 Capital Ratio

13.3% 13.6% Tier 1 Common Ratio

13.0%

12.7% 12.6%

11.9% Leverage Ratio

10.4% 10.4%

10.3%

Tangible Common Ratio

Q4 11 Q1 12 Q2 12 Q3 12 Q4 12

FOURTH QUARTER & FISCAL 2012

Summary

Summary CORE FRANCHISE IS STRONG

ƒ Strong capital position:

Total capital, Tier 1 capital and Leverage ratios of the Corporation of 17.8%, 16.5% and 12.6%, respectively.

ƒ Focus on execution of our Strategic Plan:

Asset Quality remains our number one focus and our Special Assets team is making progress. We will continue to closely manage our NPA book;

Profitability $14.5 million of net income (3rd consecutive quarter) for Q4 2012 and $29.8 million of net income for 2012, first profitable year since 2008. Pre-tax pre-provision income of $54.5 million for Q4 2012 up $26 million or 91% from Q4 2011; $178.5 million for FY 2012, up 38% compared to FY 2011.

Loan Portfolio focus on solid relationships with core balances;

Core Deposits continue to grow, up $314 million from 2011, as we cross-sell with new and enhanced product offering while reducing our reliance on brokered CDs; and

Strengthened Management Team with key additions.

We are confident that our core franchise is strong and will continue to improve.

FOURTH QUARTER & FISCAL 2012

Q&A

EXHIBITS

Results of Operations: FOURTH QUARTER KEY MARGIN DRIVERS

Q4 vs. Q3 Change in Average Interest Earning Assets & Interest Bearing Liabilities

$ Ä in

% Ä in

Net Interest

Average

Average

Income

Volume

Rate

Changes

Average total investments

$ 337,720

(0.19%)

$

650

Average loans & leases:

Residential mortgage loans

(3,307)

(0.07%)

(502)

Construction loans

(9,039)

0.27%

182

C&I and commercial mortgage loans

(116,250)

(0.03%)

(1,482)

Consumer loans

30,991

(0.45%)

(936)

Total average loans

(98,027)

(0.06%)

(2,833)

Average total interest-earning assets

239,693

(0.17%)

(2,183)

Interest-bearing liabilities:

Brokered CDs

42,677

(0.21%) 1,552 Other interest-bearing deposits 24,859

(0.02%)

314

Other borrowed funds -

(0.05%)

138 Average total interest-bearing liabilities

182,699 (0.10%)

2,037 Increase in net interest income * $ (146)

* On a tax equivalent basis and excluding valuations

Results of Operations: 2012 KEY MARGIN DRIVERS

2012 vs. 2011 Change in Average Interest Earning Assets & Interest Bearing Liabilities

$ Ä in

% Ä in

Net Interest

Average

Average

Income

Volume

Rate

Changes

Average total investments

$ (730,523)

(0.10%) $

(18,425) Average loans & leases:

Residential mortgage loans

(143,720)

(0.23%) (14,648) Construction loans

(228,576)

(0.09%) (6,669) C&I and commercial mortgage loans

(571,851)

0.01% (22,900) Consumer loans

203,704

0.97%

38,842

Total average loans

(764,147)

0.34%

(6,367)

Average total interest-earning assets

(1,494,670)

0.36%

(24,792)

Interest-bearing liabilities:

Brokered CDs

(1,646,387)

(0.25%) 44,623 Other interest-bearing deposits

259,189

(0.41%)

18,844 Other borrowed funds

(287,861)

(0.60%)

17,711 Average total interest-bearing liabilities

(1,738,548)

(0.46%) 85,372 Increase in net interest income *

$

60,580

* On a tax equivalent basis and excluding valuations

1First BanCorp

Use of Non-GAAP Financial Measures

Basis of Presentation

Use of Non-GAAP Financial Measures

This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.

The tangible common equity ratio and tangible book value per common share are non-GAAP measures generally used by the financial community to evaluate capital adequacy. Tangible common equity is total equity less preferred equity, goodwill, core deposit intangibles and purchased credit card relationship intangible. Tangible assets are total assets less goodwill, core deposit intangibles and purchased credit card relationship intangible. Management and many stock analysts use the tangible common equity ratio and tangible book value per common share in conjunction with more traditional bank capital ratios to compare the capital adequacy of banking organizations with significant amounts of goodwill or other intangible assets, typically stemming from the use of the purchase method of accounting for mergers and acquisitions. Neither tangible common equity nor tangible assets, or the related measures should be considered in isolation or as a substitute for stockholders' equity, total assets or any other measure calculated in accordance with GAAP. Moreover, the manner in which the Corporation calculates its tangible common equity, tangible assets and any other related measures may differ from that of other companies reporting measures with similar names.

(In thousands, except ratios and per share information)

	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Tangible Equity:					
Total equity - GAAP	$ 1,485,023	$ 1,484,117	$ 1,448,959	$ 1,433,023	$ 1,444,144
Preferred equity	(63,047)	(63,047)	(63,047)	(63,047)	(63,047)
Goodwill	(28,098)	(28,098)	(28,098)	(28,098)	(28,098)
Purchased credit card relationship	(23,511)	(23,920)	(24,342)	-	-
Core deposit intangible	(9,335)	(9,923)	(10,512)	(11,100)	(11,689)
Tangible common equity	**$ 1,361,032**	**$ 1,359,129**	**$ 1,322,960**	**$ 1,330,778**	**$ 1,341,310**
Tangible Assets:					
Total assets - GAAP	$ 13,099,741	$ 13,139,747	$ 12,913,650	$ 13,085,623	$ 13,127,275
Goodwill	(28,098)	(28,098)	(28,098)	(28,098)	(28,098)
Purchased credit card relationship	(23,511)	(23,920)	(24,342)	-	-
Core deposit intangible	(9,335)	(9,923)	(10,512)	(11,100)	(11,689)
Tangible assets	**$ 13,038,797**	**$ 13,077,806**	**$ 12,850,698**	**$ 13,046,425**	**$ 13,087,488**
Common shares outstanding	**206,235**	**206,179**	**206,134**	**206,134**	**205,134**
Tangible common equity ratio	**10.44%**	**10.39%**	**10.29%**	**10.20%**	**10.25%**
share	**$ 6.60**	**$ 6.59**	**$ 6.42**	**$ 6.46**	**$ 6.54**

23

1First BanCorp

Use of Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures

This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.

The Tier 1 common equity to risk-weighted assets ratio is calculated by dividing (a) tier 1 capital less non-common elements including qualifying perpetual preferred stock and qualifying trust preferred securities by (b) risk-weighted assets, which assets are calculated in accordance with applicable bank regulatory requirements. The Tier 1 common equity ratio is not required by GAAP or on a recurring basis by applicable bank regulatory requirements. However, this ratio will be required under Basel III capital standards as proposed. Management is currently monitoring this ratio, along with the other ratios discussed above, in evaluating the Corporation's capital levels and believes that, at this time, the ratio may be of interest to investors.

(Dollars in thousands)	As of				
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Tier 1 Common Equity:					
Total equity - GAAP	$ 1,485,023	$ 1,484,117	$ 1,448,959	$ 1,433,023	$ 1,444,144
Qualifying preferred stock	(63,047)	(63,047)	(63,047)	(63,047)	(63,047)
Unrealized gain on available-for-sale securities (1)	(28,476)	(42,528)	(26,623)	(20,233)	(19,234)
Disallowed deferred tax asset (2)	-	(40)	(41)	(25)	-
Goodwill	(28,098)	(28,098)	(28,098)	(28,098)	(28,098)
Core deposit intangible	(9,335)	(9,923)	(10,512)	(11,100)	(11,689)
Cumulative change gain in fair value of liabilities accounted for under a fair value option	-	-	-	(2,434)	(2,009)
Other disallowed assets	(4,032)	(4,155)	(2,917)	(807)	(922)
Tier 1 common equity	**$ 1,352,035**	**$ 1,336,326**	**$ 1,317,721**	**$ 1,307,279**	**$ 1,319,145**
Total risk-weighted assets	**$ 9,933,719**	**$ 10,026,572**	**$ 10,046,284**	**$ 9,947,559**	**$ 10,180,226**
Tier 1 common equity to risk-weighted assets	**13.61%**	**13.33%**	**13.12%**	**13.14%**	**12.96%**

1- Tier 1 capital excludes net unrealized gains (losses) on available-for-sale debt securities and net unrealized gains on available-for-sale equity securities with readily determinable fair values, in accordance with regulatory risk-based capital guidelines. In arriving at Tier 1 capital, institutions are required to deduct net unrealized losses on available-for-sale equity securities with readily determinable fair values, net of tax.

2- Approximately $11 million of the Corporation's deferred tax assets at December 31, 2012 (September 30, 2012 - $12 million; June 30, 2012 - $12 million; March 31, 2012 - $12 million; December 31, 2011 - $13 million) was included without limitation in regulatory capital pursuant to the risk-based capital guidelines, while approximately $0 of such assets at December 31, 2012 (September 30, 2012 - $40k; June 30, 2012 - $41k; March 31, 2012 - $25k; December 31, 2011 - $0) exceeded the limitation imposed by these guidelines and, as "disallowed deferred tax assets," was deducted in arriving at Tier 1 capital. According to regulatory capital guidelines, the deferred tax assets that are dependent upon future taxable income are limited for inclusion in Tier 1 capital to the lesser of: (i) the amount of such deferred tax asset that the entity expects to realize within one year of the calendar quarter-end date, based on its projected future taxable income for that year, or (ii) 10% of the amount of the entity's Tier 1 capital. Approximately $6 million of the Corporation's other net deferred tax liability at December 31, 2012 (September 30, 2012 - $7 million; June 30, 2012 - $7 million; March 31, 2012 - $7 million; December 31, 2011 - $8 million) represented primarily the deferred tax effects of unrealized gains and losses on available-for-sale debt securities, which are permitted to be excluded prior to deriving the amount of net deferred tax assets subject to limitation under the guidelines.

24

Use of Non-GAAP Financial Measures

Use of Non-GAAP Financial Measures
This presentation may contain non-GAAP financial measures. Non-GAAP financial measures are set forth when management believes they will be helpful to an understanding of the Corporation's results of operations or financial position. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the text or in the attached tables to the earnings release.

One non-GAAP performance metric that management believes is useful in analyzing underlying performance trends, particularly in times of economic stress, is adjusted pre-tax, pre-provision income. Adjusted pre-tax, pre-provision income, as defined by management, represents net (loss) income excluding income tax expense (benefit), the provision for loan and lease losses, gains on sale and OTTI of investment securities, fair value adjustments on derivatives and liabilities measured at fair value, equity in earnings or losses of unconsolidated entities as well as certain items identified as unusual, non-recurring or non-operating.

From time to time, revenue and expenses are impacted by items judged by management to be outside of ordinary banking activities and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that management believes that a complete analysis of its Corporation's performance requires consideration also of results that exclude such amounts. These items result from factors originating outside the Corporation such as regulatory actions/assessments, and may result from unusual management decisions, such as the early extinguishment of debt.

(Dollars in thousands)	Quarter Ended				
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011
Income (loss) before income taxes	$ 16,028	$ 19,834	$ 10,901	$ (11,049)	$ (14,600)
Add: Provision for loan and lease losses	30,466	28,952	24,884	36,197	41,987
Less: Net loss on sale and OTTI of investment securities	69	547	143	1,207	1,014
Add: Unrealized (gain) loss on derivatives instruments and liabilities measured at fair value	(432)	(170)	(506)	(283)	1,746
Add: Contingency adjustment-tax credits	-	-	-	2,489	-
Add: Loss on early extinguishment of borrowings	-	-	-	-	-
Add: Equity in losses (earnings) of unconsolidated entities	8,330	2,199	2,491	6,236	(1,666)
Adjusted pre-tax, pre-provision income	$ 54,461	$ 51,362	$ 37,913	$ 34,797	$ 28,481
Change from most recent prior quarter-amount	$ 3,099	$ 13,449	$ 3,116	$ 6,316	$ (575)
Change from most recent prior quarter-percentage	6.0%	35.5%	9.0%	22.2%	-2.0%

25